UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2004
Date of Report (Date of earliest event reported)

MSX International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-49821 (Commission File Number)	38-3323099 (IRS Employer Identification No.)

1950 Concept Drive, Warren, Michigan
(Address of principal executive offices)

48091
(Zip Code)

(248) 299-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 15, 2004, MSX International, Inc. issued a press release reporting its results for the fiscal quarter and fiscal nine months ended October 3, 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01  FINANCIAL STATEMENTS, AND EXHIBITS

(c)	Exhibits:

	99.1	Press Release dated November 15, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: November 17, 2004

MSX INTERNATIONAL, INC.

By:	/s/ Frederick K. Minturn

Frederick K. Minturn
Executive Vice President and
Chief Financial Officer

2

EXHIBIT INDEX

No.	Description

99.1	Press Release dated November 15, 2004